                                                                   EXHIBIT 10(b)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001
   (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                         Current BILLING MONTH: May 2003

CURRENT BILLING MONTH        5/5/2003 - 6/3/2003                                               COLLECTION CURVE 100%

 STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                                                    $119,154,903
Residential SECURITIZATION CHARGE (SC) Billed                                                 $1,226,672           1.029%

Commercial Total Billed                                                                      $76,576,776
Commercial SECURITIZATION CHARGE (SC) Billed                                                  $1,261,668           1.648%

Industrial Total Billed                                                                      $47,458,121
Industrial SECURITIZATION CHARGE (SC) Billed                                                  $1,328,364           2.799%

 YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
 Non-Residential Customer Net Write-offs                                                           0.170%
 Residential Customer Net Write-offs                                                               0.410%
 Total Net Write-offs                                                                              0.270%



 AGGREGATE SC COLLECTIONS
TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                                                                $1,196,733
Commercial Class SC Collected                                                                 $1,200,223
Industrial Class SC Collected                                                                 $1,342,795

Total SC Collected                                                                            $3,739,751


 Aggregate SC Remittances for April 2003 BILLING MONTH                                        $4,043,602
 Aggregate SC Remittances for May 2003 BILLING MONTH                                          $3,739,751
 Aggregate SC Remittances for June 2003 BILLING MONTH                                                 $0
 TOTAL CURRENT SC REMITTANCES                                                                 $7,783,353

CURRENT BILLING MONTH        5/5/2003 - 6/3/2003                                               COLLECTION CURVE 100%

 CALCULATED SC COLLECTED AMOUNT
 ------------------------------
 RESIDENTIAL
 -----------
 A-1 Residential SC Collected                                                                 $1,138,144
 A-3 Residential T.O.D. SC Collected                                                              $4,813
 A-4 Alternate Residence SC Collected                                                            $27,339
 A-5 Residential Farm/Life Support SC Collected                                                  $26,437

 TOTAL RESIDENTIAL SC COLLECTED                                                               $1,196,733

 COMMERCIAL
 B-1 General Primary (041) SC Collected                                                          $18,452
 B- General Secondary (010) SC Collected                                                        $218,068
 C- General Secondary (011) SC Collected                                                        $460,506
 D- General Primary (18) SC Collected                                                           $260,318
 F- Primary High Load Factor (032) SC Collected                                                  $40,267
 GH- General Service Heating (013) SC Collected                                                   $5,255
 H- Water Heating Service (014) SC Collected                                                        $606
 L-1 General Energy-Only Street Lighting SC Collected                                             $1,949
 L-2 General Service (Cust Owned) St Light SC Collected                                           $2,081
 L-3 General Service (Co Owned) St Light SC Collected                                            $10,732
 L-4 General Service Outdoor Lighting Commercial SC Collected                                     $1,508
 PS-1 General Secondary Public Pumping SC Collected                                               $6,748
 PS-2 General Primary Public Pumping SC Collected                                                 $7,453
 PS-3 General Optional Primary Public Pumping SC Collected                                       $39,034
 R-1 General Secondary Resale SC Collected                                                           $47
 R-2 General Secondary Resale SC Collected                                                          $904
 R-3 General Primary Resale SC Collected                                                         $28,750
 ROA-P Retail Open Access Primary (110) SC Collected                                             $72,904
 ROA-S Retail Open Access Secondary Com SC Collected                                             $11,092
 SC - Special Contract Commercial SC Collected                                                    $1,929
 SPEC Grand Rapids Special Contract SC Collected                                                  $2,544
 UR- General Unmetered SC Collected                                                               $9,076

 TOTAL COMMERCIAL SC COLLECTED                                                                $1,200,223

 INDUSTRIAL
 B-1 General Primary (042) SC Collected                                                          $14,574
 B- General Secondary (020) SC Collected                                                         $33,155
 C- General Secondary (021) SC Collected                                                         $63,929
 CG- Cogeneration/Small Power Production Purchase SC Collected                                    $2,609
 D- General Primary (028) SC Collected                                                          $545,085
 F- Primary High Load Factor (033) SC Collected                                                  $57,300
 GH- General Service Heating (023) SC Collected                                                      $56
 GMD General Motors SC Collected                                                                 $55,620
 GMF General Motors SC Collected                                                                $125,437
 GMF-1 General Motors SC Collected                                                               $14,717
 GMJ-1 General Motors SC Collected                                                               $10,447

CURRENT BILLING MONTH        5/5/2003 - 6/3/2003                                              COLLECTION CURVE 100%
 H- Water Heating Service (024) SC Collected                                                          $0
 I- General Primary Interruptible (034) SC Collected                                                $390
 J-1 General Alternative Electric Metal Melting SC Collected                                     $54,190
 J- General Primary Electric Furnace (037) SC Collected                                           $3,857
 L-4 General Service Outdoor Lighting Industrial SC Collected                                        $87
 ROA-P Retail Open Access Primary (111) SC Collected                                            $202,439
 ROA-S Retail Open Access Secondary Ind SC Collected                                              $1,231
 SC - Special Contract Industrial SC Collected                                                  $157,672

 TOTAL INDUSTRIAL SC COLLECTED                                                                $1,342,795

 TOTAL SC COLLECTED                                                                           $3,739,751






 Executed as of this 19th day of June 2003.


                                        CONSUMERS ENERGY COMPANY
                                        AS SERVICER



                                        ---------------------------------------
                                        Glenn Barba, Vice President,
                                        Controller and Chief Accounting Officer



CC:      Consumers Funding LLC
         One Energy Plaza
         Jackson, Mi  49201
























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